UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2014 (February 6, 2014)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780
333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Term Loan Credit Agreement Amendment and Amendments to Guarantee and Collateral Agreement

On February 6, 2014, HD Supply, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the credit agreement governing its $1,000,000,000 term loan facility (the “Term Loan Facility”), dated as of April 12, 2012, by and among the Company, Bank of America, N.A., as administrative agent and collateral agent, and the other lenders and financial institutions from time to time party thereto (as amended by Amendment No. 1 entered into on February 15, 2013, the “Term Loan Credit Agreement”).  Prior to the amendment, borrowings under the Term Loan Credit Agreement bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either LIBOR (subject to a 1.25% floor) or the base rate.  The Amendment reduced the applicable margin for borrowings under the Credit Agreement from 3.25% for LIBOR borrowings and 2.25% for base rate borrowings to 3.00% for LIBOR borrowings and 2.00% for base rate borrowings, and reduced the LIBOR floor to 1.00%.  The Amendment also added a new soft call provision applicable to optional prepayment of term loans. The soft call requires a premium equal to 1.00% of the aggregate principal amount of term loans being prepaid if, on or prior to August 6, 2014, the Company enters into certain repricing transactions. In addition, the Amendment provided that the Company may withhold up to $150 million from repayments otherwise required to be made with the proceeds of asset sales and use such proceeds to repay any debt, including debt that is junior to the term loans.

The Amendment also extended the maturity of the term loans by approximately nine months, to June 28, 2018.  Pursuant to the credit agreement governing the Company’s $1,500,000,000 asset-based loan facility (the “ABL Facility”), dated as of April 12, 2012, by and among the Company, the other borrowers party thereto, the lenders party thereto, General Electric Capital Corporation, as administrative agent and U.S. ABL collateral agent, and GE Canada Finance Holding Company, as Canadian agent and Canadian collateral agent (as amended by Amendment No. 1 entered into on June 28, 2013, the “ABL Credit Agreement”), the maturity date of the ABL Facility is the earlier of June 28, 2018 and the maturity date of the Term Loan Facility.  The Amendment therefore effectively extended the maturity date of the ABL Facility to June 28, 2018.

Also on February 6, 2014, HD Supply FM Services, LLC, a subsidiary of the Company (the “New Subsidiary”), entered into an assumption agreement pursuant to which it agreed to become a party to the guarantee and collateral agreement relating to the Term Loan Facility and to unconditionally guarantee, on a senior secured basis, the obligations of the Company and the subsidiary guarantors under the Term Loan Facility, and granted a security interest in substantially all of its assets (subject to certain exceptions) to secure the obligations of the Company and the subsidiary guarantors under the Term Loan Facility.

Also on February 6, 2014, HD Supply Holdings, LLC (“HDS Holdings”) and HD Supply Facilities Maintenance, Ltd. (“Facilities”) entered into a supplemental agreement to the collateral agreement relating to the Term Loan Facility, pursuant to which Facilities agreed to become a pledgor with respect to, and to grant a security interest in, the equity interests of the New Subsidiary owned by it to secure the obligations of the Company and the subsidiary guarantors under the Term Loan Facility, and HDS Holdings agreed to become a pledgor with respect to, and to grant a security interest in, the equity interests of Creative Touch Interiors, Inc. (“CTI”) owned by it as a result of the merger of HD Supply Builder Solutions Group, LLC (“Builder Solutions”) with and into its wholly owned subsidiary CTI, with CTI surviving (the “Merger”), to secure the obligations of the Company and the subsidiary guarantors under the Term Loan Facility.

ABL Joinder and Amendments to Guarantee and Collateral Agreement

On February 6, 2014, the New Subsidiary entered into a joinder agreement to the ABL Credit Agreement pursuant to which the New Subsidiary agreed to become a party to the credit agreement governing the ABL Facility as a subsidiary borrower thereunder.

Also on February 6, 2014, the New Subsidiary entered into an assumption agreement pursuant to which it agreed to become a party to the guarantee and collateral agreement relating to the ABL Facility and to unconditionally guarantee, on a senior secured basis, the obligations of the Company, the other borrowers and the subsidiary guarantors under the ABL Facility, and granted a security interest in substantially all of its assets (subject to certain exceptions) to secure the obligations of the Company, the other borrowers and the subsidiary guarantors under the ABL Facility.

Also on February 6, 2014, HDS Holdings and Facilities entered into a supplemental agreement to the collateral agreement relating to the ABL Facility, pursuant to which Facilities agreed to become a pledgor with respect to, and to grant a security interest in, the equity interests of the New Subsidiary owned by it to secure the obligations of the Company, the other borrowers and the subsidiary guarantors under the ABL Facility, and HDS Holdings agreed to become a pledgor with respect to, and to grant a security interest in, the equity interests of CTI owned by it as a result of the Merger to secure the obligations of the Company, the other borrowers and the subsidiary guarantors under the ABL Facility.

Supplemental Indenture to First Priority Indenture and Amendments to Collateral Agreement

On February 6, 2014, the Company and the New Subsidiary entered into a fourth supplemental indenture, which supplements the indenture governing the Company’s 8 1/8% Senior Secured First Priority Notes due 2019 (the “First Priority Notes”) pursuant to which the New Subsidiary agreed to become a party to the indenture governing the First Priority Notes and to unconditionally guarantee, on a senior secured basis, the obligations of the Company and the subsidiary guarantors under the First Priority Notes.

Also on February 6, 2014, the New Subsidiary entered into an assumption agreement pursuant to which it agreed to become a party to the collateral agreement relating to the First Priority Notes and granted a security interest in substantially all of its assets (subject to certain exceptions) to secure the obligations of the Company and the subsidiary guarantors under the First Priority Notes.

Also on February 6, 2014, HDS Holdings and Facilities entered into a supplemental agreement to the collateral agreement relating to the First Priority Notes, pursuant to which Facilities agreed to become a pledgor with respect to, and to grant a security interest in, the equity interests of the New Subsidiary owned by it to secure the obligations of the Company and the subsidiary guarantors under the First Priority Notes, and HDS Holdings agreed to become a pledgor with respect to, and to grant a security interest in, the equity interests of CTI owned by it as a result of the Merger to secure the obligations of the Company and the subsidiary guarantors under the First Priority Notes.

Supplemental Indenture to Second Priority Indenture and Amendments to Collateral Agreement

On February 6, 2014, the Company and the New Subsidiary entered into a third supplemental indenture, which supplements the indenture governing the Company’s 11% Senior Secured Second Priority Notes due 2020 (the “Second Priority Notes”) pursuant to which the New Subsidiary agreed to become a party to the indenture governing the Second Priority Notes and to unconditionally guarantee, on a senior secured basis, the obligations of the Company and the subsidiary guarantors under the Second Priority Notes.

Also on February 6, 2014, the New Subsidiary entered into an assumption agreement pursuant to which it agreed to become a party to the collateral agreement relating to the Second Priority Notes and granted a security interest in substantially all of its assets (subject to certain exceptions) to secure the obligations of the Company and the subsidiary guarantors under Second Priority Notes.

Also on February 6, 2014, HDS Holdings and Facilities entered into a supplemental agreement to the collateral agreement relating to the Second Priority Notes, pursuant to which Facilities agreed to become a pledgor with respect to, and to grant a security interest in, the equity interests of the New Subsidiary owned by it to secure the obligations of the Company and the subsidiary guarantors under the Second Priority Notes, and HDS Holdings agreed to become a pledgor with respect to, and to grant a security interest in, the equity interests of CTI owned by it as a result of the Merger to secure the obligations of the Company and the subsidiary guarantors under the Second Priority Notes.

Supplemental Indenture to Senior Unsecured Indenture (11.50% Notes)

On February 6, 2014, the Company and the New Subsidiary entered into a second supplemental indenture, which supplements the indenture governing the Company’s 11.50% Senior Notes due 2020 (the “Senior 11.50% Notes”) pursuant to which the New Subsidiary agreed to become a party to the indenture governing the Senior 11.50% Notes and to unconditionally guarantee, on a senior basis, the obligations of the Company and the subsidiary guarantors under the Senior 11.50% Notes.

Supplemental Indenture to Senior Unsecured Indenture (7.50% Notes)

On February 6, 2014, the Company and the New Subsidiary entered into a second supplemental indenture, which supplements the indenture governing the Company’s 7.50% Senior Notes due 2020 (the “Senior 7.50% Notes”) pursuant to which the New Subsidiary agreed to become a party to the indenture governing the Senior 7.50% Notes and to unconditionally guarantee, on a senior basis, the obligations of the Company and the subsidiary guarantors under the Senior 7.50% Notes.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2014	HD Supply Holdings, Inc.

	By:	/s/ Evan Levitt
Evan Levitt
Senior Vice President and Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2014	HD Supply, Inc.

	By:	/s/ Evan Levitt
Evan Levitt
Senior Vice President and Chief Financial Officer